DELAWARE GROUP® LIMITED-TERM GOVERNMENT FUNDS

Delaware Limited-Term Diversified Income Fund
(the “Fund”)

Supplement to the Fund’s Statement of Additional Information (“SAI”)
dated April 29, 2022

On November 10, 2022, the Fund’s Board of Trustees approved a proposal to permit the Fund to purchase and write call options and put options and engage in options strategies for hedging and speculative purposes.  Effective January 1, 2023, the following replaces the first two paragraphs of the section of the SAI entitled “Investment Strategies and Risks – Options”

The Fund may purchase and write call and put options and may engage in option strategies for hedging and/or speculative purposes. The Fund may invest in options that are either exchange listed or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close option positions and this may have an adverse impact on the Fund's ability to effectively hedge its securities. The Fund will not, however, invest more than 15% of its net assets in illiquid investments.

The Fund may write covered call options from time to time on such portion of its portfolio, without limit, as the Manager determines is appropriate. The Fund may purchase call options to the extent that premiums paid by the Fund do not aggregate more than 2% of the Fund's total assets. The Fund will purchase put options only to the extent that the premiums on all outstanding put options do not exceed 2% of the Fund's total assets. The Fund may purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (“protective puts”). The ability to purchase put options will allow the Fund to protect an unrealized gain in an appreciated security in its portfolio without actually selling the security. The Fund may sell a put option purchased on individual portfolio securities. The Fund may also write put options on a secured basis, which means that the Fund will maintain, in a segregated account with its custodian, cash or US government securities in an amount not less than the exercise price of the option at all times during the option period. Secured put options will generally be written in circumstances where the Manager wishes to purchase the underlying security for the Fund's portfolio at a price lower than the current market price of the security. In such event, the Fund would write a secured put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. The Fund may purchase US exchange listed call and put options on foreign currencies.

Effective January 1, 2023, the following replaces the first paragraph of the section of the SAI entitled “Investment Strategies and Risks – Options – Writing call and put options”

Writing call and put options. Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated December 2, 2022.